                                                                   Exhibit 3-234

-------------------------------------------------------------------------------

                                                                                  Filed this____ day of____
APPLICANT'S ACCT NO.                              84691725                        NOV 09 1984
                                                                                  Commonwealth of Pennsylvania
DSCB:BCL--204 (Rev. 8.72)         __________________________________________      Department of State
Filing Fee: $75                             (Line for numbering)
AIB-7                                            842251
                                                                                  /s/ [graphic of signature omitted]
Articles of                             COMMONWEALTH OF PENNSYLVANIA
Incorporation                              DEPARTMENT OF STATE
Domestic Business Corporation               CORPORATION BUREAU                    Secretary of the Commonwealth

                                                         (Box for Certification)

   In compliance with the requirements of section 204 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P.S. ss.1204) the undersigned, desiring to be Incorporated as a business corporation, hereby certifies (certify) that:

1. The name of the Corporation is:

   Philadelphia Avenue Corporation

2. The location and post office address of the initial registered office of the corporation in this Commonwealth is:

   83 W. 7 Stars Road
   ----------------------------------------------------------
     (NUMBER)                                   (STREET)

   Spring City               Pennsylvania       19475   (15)
   ----------------------------------------------------------
     (CITY)                               (ZIP CODE)

3. The corporation is incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania for the following purpose or purposes:

   To invest and otherwise deal in real and personal property and to engage in any and all lawful business in which corporations may engage in the Commonwealth of Pennsylvania.

4. The term for which the corporation is to exist is: perpetual

5. The aggregate number of shares which the corporation shall have authority to issue is:

   One thousand shares of common stock having a par value of $1.00 per share

DSCB:BCL--204 (Rev. 8.72)-2

                                                                        84691726

6. The name(s) and post office address(es) of each incorporator(s) and the number and class of shares subscribed by such incorporator(s) is (are):

   NAME                                    ADDRESS                     NUMBER AND CLASS OF SHARES
                           (including street and number if any)
   Stephen E. Luongo       1200 Four Penn Center Plaza                 1 share common
                           Philadelphia, PA 19103





   IN TESTIMONY WHEREOF, the incorporator(s) has (have) signed and sealed these Articles of Incorporation this 7th day of November, 1984.

                          (SEAL)                 /s/ Stephen E. Luongo    (SEAL)
-------------------------------                  -------------------------------
                                                 Stephen E. Luongo

                                                                          (SEAL)
                                                 -------------------------------

INSTRUCTIONS FOR COMPLETION OF FORM:

     A. For general instructions relating to the incorporation of business corporations see 19 Pa. Code Ch. 35 (relating to business corporations generally). These instructions relate to such matters as corporate name, stated purposes, term of existence, authorized share structure and related authority of the board of directors, inclusion of names of first directors in the Articles of Incorporation, optional provisions on cumulative voting for election of directors, etc.

     B. One or more corporations or natural persons of full age may incorporate a business corporation.

     C. Optional provisions required or authorized by law may be added as Paragraphs 7, 8, 9 . . . etc.

     D.   The following shall accompany this form:

          (1) Three copies of Form DSCB:BCL--20 (Registry Statement Domestic or Foreign Business Corporation).

          (2)  Any necessary copies of Form DSCB:17.2 (Consent to
               Appropriation of Name) or Form DSCB:17.3 (Consent to Use of Similar Name).

          (3)  Any necessary governmental approvals.

     E. BCL ss.205 (15 Pa. S. ss.l205) requires that the incorporators shall advertise their intention to file or the corporation shall advertise the filing of articles of incorporation. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

                                                                        8469172o
                          Commonwealth of Pennsylvania
                              Department of State

                           [graphic of crest omitted]

                          CERTIFICATE OF INCORPORATION

Office of the Secretary of the Commonwealth

To All to Whom These Presents Shall Come, Greeting:

Whereas, Under the provisions of the Laws of the Commonwealth, the Secretary of the Commonwealth is authorized and required to issue a "Certificate of Incorporation" evidencing the incorporation of an entity.

Whereas, The stipulations and conditions of the Law have been fully complied with by

                        PHILADELPHlA AVENUE CORPORATION

   Therefore, Know Ye, That subject to the Constitution of this Commonwealth, and under the authority of the Laws thereof, I do by these presents, which I have caused to he sealed with the Great Seal of the Commonwealth, declare and certify the creation, erection and incorporation of the above in deed and in law by the name chosen hereinbefore specified.
   Such corporation shall have and enjoy and shall be subject to all the powers, duties, requirements, and restrictions, specified and enjoined in and by the applicable laws of this Commonwealth.

  graphic omitted

                                        Given under my Hand and the Great Seal
                                              of the Commonwealth, at the City
                                              of Harrisburg, this 9th day of
                                              November in the year of our Lord
                                              one thousand nine hundred and
                                              eighty-four and of the
                                              Commonwealth the two hundred ninth

                                              /s/[graphic of signature omitted]
                                              ----------------------------------
                                                Secretary of the Commonwealth

                                                                        0842251



      BLANK ROME COMISKY MCCAULEY ESQS
      ATTN: STEPHEN E LUONGO
      FOUR PENN CENTER PLAZA
      PHILADELPHIA, PA 19103

                                                                                  Filed this____ day of____
APPLICANT'S ACCT NO.                              87302109                        APR 27 1987
                                                                                  Commonwealth of Pennsylvania
DSCB:BCL--307 (Rev. 8.72)         __________________________________________      Department of State
Filing Fee: $40                             (Line for numbering)
AB-2                                              842251
                                                                                  /s/[graphic of signature omitted]
Statement of
Change of Registered                     COMMONWEALTH OF PENNSYLVANIA
Office-Domestic                               DEPARTMENT OF STATE                 Secretary of the Commonwealth
Business Corporation                          CORPORATION BUREAU

                                                         (Box for Certification)

   In compliance with the requirements of section 307 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P.S. ss.1307) the undersigned corporation, desiring to effect a change in registered office, does hereby certify that:

1. The name of the corporation is:

   Philadelphia Avenue Corporation

2. The address of its present registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

   83 West Seven Stars Road
   ----------------------------------------------------------
     (NUMBER)                                   (STREET)

   Spring City               Pennsylvania       19475
   ----------------------------------------------------------
     (CITY)                               (ZIP CODE)

3. The address to which the registered office in this Commonwealth is to be changed is:

   148 West State Street
   ----------------------------------------------------------
     (NUMBER)                                   (STREET)

   Kennett Square            Pennsylvania       19348   (15)
   ----------------------------------------------------------
     (CITY)                               (ZIP CODE)

4. Such change was authorized by resolution duly adopted by at least a majority of the members of the board of directors of the corporation.

   IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer, and its corporate seal, duly attested by another such officer, to be hereunto affixed, this 21st day of April, 1987.

                                               Philadelphia Avenue Corporation
                                               --------------------------------
                                                   (NAME OF CORPORATION)

                                           By  /s/ Richard R. Howard
                                               --------------------------------
                                                        (SIGNATURE)

                                               Richard R. Howard
                                               --------------------------------
                                                     (TITLE: PRESIDENT)

Attest:

/s/ Elaine F. Covelesky
----------------------------------
         (SIGNATURE)

Elaine F. Covelesky
----------------------------------
   (Title: ASSISTANT SECRETARY)

(CORPORATE SEAL)

Microfilm Number______         Filed with the Department of State on JAN 28 1993

Entry Number  842251                  /s/ [graphic of signature omitted]
                               -------------------------------------------------
                                         Secretary of the Commonwealth


                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                   DSCB:15-1507/4144/5507/6144/8506 (Rev 90)

Indicate type of entity (check one):

 |X| Domestic Business Corporation (15 Pa. C.S. ss. 1507)        |_| Foreign Nonprofit Corporation (15 Pa. C.S. ss. 6144)

 |_| Foreign Business Corporation (15 Pa. C.S. ss. 4144)         |_| Domestic Limited Partnership (15 Pa. C.S. ss. 8506)

 |_| Domestic Nonprofit Corporation (15 Pa. C.S. ss. 5507)

   In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership desiring to effect a change of registered office, hereby states that:

1. The name of the corporation or limited partnership is: PHILADELPHIA AVENUE CORPORATION

2. The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

   (a) 148 W. State Street, Kennett Square, PA 19348 Chester
      --------------------------------------------------------------------------
      Number and Street     City      State      Zip              County

   (b) c/o:_____________________________________________________________________
           Name of Commercial Registered Office Provider          County

   For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3. (Complete part (a) or (b)):

   (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

       _________________________________________________________________________
       Number and Street       City      State      Zip           County

   (b) The registered office of the corporation or limited partnership shall be provided by:

       c/o: C T CORPORATION SYSTEM                                Chester
       -------------------------------------------------------------------------
            Name of Commercial Registered Office Provider         County

   For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

(PA. - 429 - 10/1/92)

DSCB:15-1507/4144/5507/6144/8506 (Rev 90)-2

4. (Strike out if a limited partnership): Such change was authorized by the Board of Directors of the corporation.

   IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this 27th day of January, 1993.

                                           PHILADELPHIA AVENUE CORPORATION
                                       -----------------------------------------
                                        Name of Corporation/Limited Partnership

                                        BY: [graphic of signature omitted]
                                       -----------------------------------------
                                                     (Signature)

                                       TITLE:     Assistant Secretary
                                       -----------------------------------------

(PA.- 429)

93 JAN 28 PM 12:19

PA DEPT OF STATE

Microfilm Number______         Filed with the Department of State on JUN 26 1996

Entry Number  842251                  /s/ [graphic of signature omitted]
                               -------------------------------------------------
                                         Secretary of the Commonwealth


                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                   DSCB:15-1507/4144/5507/6144/8506 (Rev 90)

Indicate type of entity (check one):

 |X| Domestic Business Corporation (15 Pa. C.S. ss. 1507)        |_| Foreign Nonprofit Corporation (15 Pa. C.S. ss. 6144)

 |_| Foreign Business Corporation (15 Pa. C.S. ss. 4144)         |_| Domestic Limited Partnership (15 Pa. C.S. ss. 8506)

 |_| Domestic Nonprofit Corporation (15 Pa. C.S. ss. 5507)

   In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership desiring to effect a change of registered office, hereby states that:

1. The name of the corporation or limited partnership is: Philadelphia Avenue Corporation

2. The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

   (a) 1635 Market Street, Philadelphia, PA 19103, Philadelphia County
      --------------------------------------------------------------------------
      Number and Street     City      State      Zip              County

   (b) c/o: C.T. Corporation System
      --------------------------------------------------------------------------
           Name of Commercial Registered Office Provider          County

   For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3. (Complete part (a) or (b)):

   (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:
        148 W. State Street, Kennett Square, PA 19348, Chester County
      --------------------------------------------------------------------------
       Number and Street       City      State      Zip           County

   (b) The registered office of the corporation or limited partnership shall be provided by:

       c/o:_____________________________________________________________________
            Name of Commercial Registered Office Provider         County

   For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

(PA. - 429 - 10/1/92)

JUN 16 96

PA DEPT OF STATE

DSCB:15-1507/4144/5507/6144/8506 (Rev 90)-2

4. (Strike out if a limited partnership): Such change was authorized by the Board of Directors of the corporation.

   IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this 10th day of June, 1996.

                                           Philadelphia Avenue Corporation
                                       -----------------------------------------
                                        Name of Corporation/Limited Partnership

                                        BY: /s/ Ira C. Gubernick, Esquire
                                       -----------------------------------------
                                                     (Signature)

                                       TITLE:     Corporate Secretary
                                       -----------------------------------------

(PA.-429)